UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: September 22, 2011
(Date of earliest event reported)

DARDEN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)
(407) 245-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
Darden Restaurants, Inc. (the “Company”) issued a news release dated September 28, 2011, entitled “Darden Restaurants Reports First Quarter Diluted Net Earnings Per Share Of 78 Cents; Declares A Quarterly Dividend Of 43 Cents Per Share,” a copy of which is furnished as Exhibit 99 to this Current Report on Form 8-K.
The information in this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.07	Submission of Matters to a Vote of Security Holders
 2

(a)	The Company's Annual Meeting of Shareholders was held on September 22, 2011 in Orlando, Florida.

(b)
The name of each director elected at the meeting, a brief description of each other matter voted upon, and the voting results, are provided below. At the Annual Meeting, the shareholders took the following actions:

(i)	Elected a full Board of twelve directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified:

	For	Withheld	Broker Non-Votes
Leonard L. Berry	99,338,431	2,065,814	12,824,120
Odie C. Donald	97,422,334	3,981,911	12,824,120
Christopher J. Fraleigh	96,472,638	4,931,607	12,824,120
Victoria D. Harker	99,520,615	1,883,630	12,824,120
David H. Hughes	99,448,949	1,955,296	12,824,120
Charles A. Ledsinger, Jr.	99,424,398	1,979,847	12,824,120
William M. Lewis, Jr.	99,548,264	1,855,981	12,824,120
Senator Connie Mack, III	99,268,379	2,135,866	12,824,120
Andrew H. Madsen	97,726,912	3,677,333	12,824,120
Clarence Otis, Jr.	94,874,122	6,530,123	12,824,120
Michael D. Rose	96,148,227	5,256,018	12,824,120
Maria A. Sastre	94,444,183	6,960,062	12,824,120

(ii)	Approved the amended Employee Stock Purchase Plan.

For	100,006,028
Against	1,179,388
Abstain	218,829
Broker Non-Vote	12,824,120

(iii)	Approved an advisory vote on Executive Compensation.

For	98,533,628
Against	2,279,846
Abstain	590,771
Broker Non-Vote	12,824,120

(iv)	Approved one year as the frequency of future advisory votes on Executive Compensation.

One Year	78,114,745
Two Years	1,482,673
Three Years	21,593,036
Abstain	213,791
Broker Non-Vote	12,824,120

In accordance with the voting results on this proposal, and the recommendation of the Company's Board of Directors in its 2011 Proxy Statement, the Company will include an advisory shareholder vote on executive compensation in its proxy materials every year until the next shareholder vote on the frequency of the vote to approve executive compensation.

(v)	Ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending May 27, 2012.

For	110,721,488
Against	3,220,613
Abstain	286,264
Broker Non-Vote	0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99	News release dated September 28, 2011, entitled “Darden Restaurants Reports First Quarter Diluted Net Earnings Per Share Of 78 Cents; Declares A Quarterly Dividend Of 43 Cents Per Share.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ C. Bradford Richmond
C. Bradford Richmond
Senior Vice President and Chief Financial Officer
Date: September 28, 2011

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99	News release dated September 28, 2011, entitled “Darden Restaurants Reports First Quarter Diluted Net Earnings Per Share Of 78 Cents; Declares A Quarterly Dividend Of 43 Cents Per Share.”